                                                                  EXHIBIT 10.14
                                   LEASE AGREEMENT
                                        (NET)
                               BASIC LEASE INFORMATION


LEASE DATE:                  October 20, 1995

LESSOR:                      Lincoln Property Company
                             No. 2106 Limited Partnership

LESSOR'S ADDRESS:            c/o Lincoln Property Company Management Services,
                             Inc.
                             P.O. Box 19693, 30 Executive Park, Suite 100
                             Irvine, California 92713-9693

LESSEE:                      Burke Industries, Inc.

LESSEE'S ADDRESS:            13767 Freeway Drive
                             Santa Fe Springs, California 90670

PREMISES:                    Approximately 80,722 square feet as shown on
                             Exhibit A

PREMISES ADDRESS:            13767 Freeway Drive
                             Santa Fe Springs, California 90670

                             BUILDING:           80,722 square feet
                             LOT (BUILDING'S
                             TAX PARCEL):        Land on which the Building is
                                                 located
                             PARK:               Consists of the Building and
                                                 the Lot

TERM: September 1, 1995 ("Commencement Date"), through January 31, 2001 ("Expiration Date")

BASE RENT (PARA 3):          Twenty-Five Thousand Eight Hundred Thirty-One
                             Dollars ($25,831) per month

ADJUSTMENTS TO BASE RENT:    February 1, 1996 - $28,033.00 per month
                             March 1, 1997 - CPI adjustment to monthly Base
                             Rent per Addendum II.
                             September 1, 1998 - CPI adjustment to monthly Base
                             Rent per Addendum II.
                             March 1, 2000 - CPI adjustment to monthly Base
                             Rent per Addendum II.

SECURITY DEPOSIT (PARA 4.A): Twenty-Eight Thousand Thirty-Three Dollars
                             ($28,033)

CLEANING DEPOSIT (PARA 4.B): None


*LESSEE'S SHARE OF OPERATING
  EXPENSES (PARA 6.A):            100% of the [Building/Lot/Park]
*LESSEE'S SHARE OF TAX
  EXPENSES (PARA 6.B):            100% of the [Building/Lot/Park]
*LESSEE'S SHARE OF COMMON
  AREA UTILITY COSTS (PARA 7):    100% of the [Building/Lot/Park]

PERMITTED USES:              The manufacture, distribution, warehousing, and
                             sales administration of rubber elastomeric products and compounds and related administrative offices.

GENERAL LIABILITY INSURANCE
  AMOUNT (PARA 12):          Bodily injury limit of not less than $1,000,000
                             per occurrence; Property damage limit of not less than $1,000,000 per occurrence; Combined single limit of not less than $2,000,000.

UNRESERVED PARKING SPACES:   Exclusive and undesignated spaces within fenced
                             area.

BROKER (PARA 38):            None


EXHIBITS:                    Exhibit A -    Premises, Building, Lot and/or Park
                             Exhibit B -    Tenant Improvements
                             Exhibit C -    Rules and Regulations
                             Exhibit E -    Form of Subordination,
                                            Nondisturbance and Attornment
                                            Agreement
                             Exhibit F -    Hazardous Materials Disclosure
                                            Certificate
                             Exhibit G -    Intentionally Omitted
                             Exhibit H -    Intentionally Omitted



ADDENDA:                     Addendum I:  Option to Extend
                             Addendum II: CPI Calculation and Adjustments


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


                                   LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date defined on Page 1. The Basic Lease information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1. PREMISES: Lessor hereby leases the Premises to Lessee upon the terms and conditions contained herein. Lessee shall have the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Area (as defined below) of the Park, subject to the terms of this Lease. Lessee shall have the right of access to the Premises, the Building, and the Park twenty-four (24) hours per day, seven (7) days per week during the term of the Lease. Notwithstanding anything to the contrary set forth in the Lease, Lessor shall not take any actions of regulating or restricting the use of the Common Areas without the prior consent of Lessee if any such action is likely to have a material adverse affect on Lessee's use of or access to the Premises or the Park; provided, however, Lessor may take the foregoing actions without the prior consent of Lessee in the event of an emergency, repairs or in order to comply with laws. Lessee shall have the right to install its own security system in the Premises, provided that the same does not interfere with the operation of the Park security system, if any. As used herein, the term "Building" means the building in which the Premises are located; the term "Lot" means the land on which the Building is located; and the term "Park" means the Building and the Lot.

2.  ADJUSTMENT OF COMMENCEMENT DATE; CONDITION OF THE PREMISES:  As of the
Lease Date, Lessee is already occupying the Premises pursuant to that certain Month-To-Month Rental Agreement effective as of January 29, 1995, between Lessor and Lessee (the "Original Lease Agreement"). The parties acknowledge that Lessee first took occupancy of the Premises on or about January 29, 1995 pursuant to the Original Lease Agreement. The Original Lease Agreement shall terminate and be of no further force or effect from and after the date on which the parties execute and deliver this Lease. The initial Lease term and the obligation to pay Rent shall commence on the Commencement Date and continue through the Expiration Date. In addition to the foregoing, Lessee shall be required to deliver to Lessor the Security Deposit and the insurance certificates required under the provisions of this Lease upon the execution of this Lease by Lessee. By taking possession of the Premises, Lessee shall be deemed to have already accepted the Premises in a good, clean and completed condition and state of repair, in compliance with all applicable laws, codes, regulations, administrative orders and ordinances, and subject to all matters of record. Notwithstanding the foregoing, Lessee shall not be responsible for costs associated with any latent defect in the original construction of the Building. Lessee hereby acknowledges and agrees that neither Lessor nor Lessor's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Lessee's business, Lessee's intended use of the Premises or for any other purpose, and that neither Lessor nor Lessor's agents or representatives has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in Section 5 of this Lease. Lessee hereby agrees that the completion by Lessor of the Tenant Improvements referred to in Section 5 below, and as more particularly described in Exhibit B to this Lease, shall not in any manner extend, delay nor otherwise affect the Commencement Date and the Expiration Date of this Lease.

3. RENT: On the date that Lessee executes this Lease, Lessee shall deliver to Lessor the original executed Lease, the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Lessee under Paragraph 12 of this Lease. Lessee agrees to pay Lessor, without prior notice or demand, or abatement, offset, deduction or claim, except as otherwise provided herein, the Base Rent described on Page 1, payable in advance at Lessor's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1, Lessee shall pay Lessor in advance and on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as additional rent Lessee's share, as set forth on Page 1, of Operating Expenses, Tax Expenses, Common Area Utility Costs, administrative expenses and Utility Expenses, as specified in Paragraphs 6.A., 6.B., 6.C. and 7 of this Lease, respectively. Additionally, Lessee shall pay to Lessor as additional rent hereunder, within thirty (30) days after Lessor's written demand therefore (which demand may be made by delivery of a bill or statement to Lessee), any and all out-of-pocket costs and expenses incurred by Lessor to enforce the provisions of this Lease, including, but not limited to, costs associated with any proposed assignment or subletting of all or any portion of the Premises by Lessee, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, reasonable attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of the Base Rent, Lessee's share of Operating Expenses, Tax Expenses, Insurance Expenses, Administrative Expenses and Utility Expenses, Enforcement Expenses and all other amounts described herein as "additional rent.". If Lessor permits Lessee to occupy the Premises without requiring Lessee to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Lessee shall otherwise perform all other obligations of Lessee hereunder, including, but not limited to paying to Lessor any and all amounts considered additional rent, such as Lessee's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and administrative expenses. If, at any time, Lessee is in default of or otherwise breaches any term, condition or provision of this Lease, any such waiver by Lessor of Lessee's requirement to pay rental payments shall be null and void and Lessee shall immediately pay to Lessor all rental payments waived by Lessor. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon the actual days in the month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.  SECURITY DEPOSIT AND CLEANING DEPOSIT:

    A. SECURITY DEPOSIT: Upon Lessee's execution of this Lease, Lessee shall deliver to Lessor, as a Security Deposit for the performance by Lessee of its obligations under this Lease, the amount described on Page 1. If Lessee is in default beyond the applicable notice and cure period, Lessor may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Lessor for all damages sustained by Lessor resulting from Lessee's default, including, but not limited to the Enforcement Expenses. Lessee shall, immediately on demand, pay to Lessor a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held up to the amount initially deposited with Lessor. Upon Lessor's written request, concurrently with any increase in the Base Rent, Lessee shall deliver to Lessor an amount equal to such increase, which amount shall be added to the Security Deposit being held by Lessor and shall be deemed a part of such Security Deposit thereafter. As soon as practicable after the termination of this Lease, but in no event later than sixty (60) days after such termination, Lessor shall return the Security Deposit to Lessee, less such amounts as are reasonably necessary, to remedy Lessee's default(s) hereunder or to otherwise restore the Premises to the condition existing as of the Commencement Date, reasonable wear and tear and casualty excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Lessee shall promptly deliver to Lessor any and all of such excess sums as reasonably determined by Lessor. Lessor shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Lessee shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Lessee have the right to any use of the Security Deposit and, specifically, Lessee may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

5. CONDITION OF PREMISES: Lessee has already accepted possession of the Premises in its current "as is" condition as of the Lease Date. The parties hereby acknowledge and agree that after the Commencement Date Lessor intends to construct and install (or cause the construction and installation of) certain improvements and additions in and to the Premises (the "Tenant Improvements"), which construction and installation shall be subject to, and in accordance with, the provisions of Exhibit B to this Lease. Lessee shall not be responsible for costs associated with any latent defect in the original construction of the Building. Lessee acknowledges that neither Lessor nor any of Lessor's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Lessee's business or for any other purpose, and that neither Lessor nor any of Lessor's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant

Improvements to the Premises except as expressly provided in Exhibit B to this Lease.

6.  EXPENSES:

    A. OPERATING EXPENSES: In addition to the Base Rent set forth in Paragraph 3, Lessee shall pay its share, which is defined on Page 1, of all Operating Expenses as additional rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Lessor in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. These Operating Expenses may include, but are not limited to:

         (i) Lessor's cost of non-structural repairs to and maintenance of the exterior walls of the Building;

         (ii) Lessor's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Area" shall mean all areas and facilities within the Park exclusive of the Premises. The Common Area includes, but is not limited to, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities;

         (iii) Lessor's annual cost of insurance insuring against fire and extended coverage (including "all risk" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park and rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months but not more than twelve (12) months commencing on the date of loss;

         (iv) Lessor's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations effective subsequent to the commencement of the Lease subject to Paragraph 6A. (7) below;

         (v) Lessor's cost of modifications to the Building, the Common Area and/or the Park occasioned by any rules, laws or regulations arising from Lessee's use of the Premises regardless of when such rules, laws or regulations became effective;

         (vi) If Lessor elects to so procure, Lessor's cost of preventative maintenance, repair and replacement contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, and trash or refuse collection;

         (vii) Lessor's cost of security and fire protection services for the Park, if in Lessor's sole discretion such services are provided;

         (viii) Lessor's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies, repair or replacement of which would be properly included in Operating Expenses; provided, however, upon expiration or earlier termination of this Lease, Lessee shall be appropriately credited or reimbursed for any such reserves to the extent Lessor has not actually drawn upon such reserves;

         (ix) Lessor's cost for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, easements or other similar undertakings; and

         (x) Lessor's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park.

    Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

         1. bad debt expenses and interest, principal, points and fees on debts (except in connection with the financing of items which may be included in Operating Expenses) or amortization on any mortgage or mortgages or any other debt instrument encumbering the Park, including the land on which the Park is situated;

         2.        real estate brokers' leasing commissions;

         3. any costs expressly excluded from Operating Expenses elsewhere in this Lease;

         4. costs of any items including, but not limited to, costs incurred by Lessor for the repair or damage to the Park to the extent Lessor receives reimbursement from insurance proceeds or from a third party (such reimbursement to be deducted from Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses);

         5. costs of capital improvements, except for (i) capital repairs and replacements to the existing Building or equipment, including, without limitation, seismic upgrades to the Building, and (ii) capital improvements constructed after the Commencement Date in order to comply with any governmental law or regulation that was enacted subsequent to the Commencement Date (but specifically not including any re-enactment or subsequent codification, local or otherwise, of any laws or regulations existing as of the Commencement Date, including without limitation the Americans with Disabilities Act or any state or local codification thereof); in either event such capital costs shall be amortized over their useful life, together with interest at the actual interest rate incurred by Lessor. Notwithstanding the foregoing, in no event shall Operating Expenses include capital improvements of or repairs to structural, foundation or roof portions of the Building for which Lessor is otherwise specifically responsible to maintain hereunder;

         6. rentals and other related expenses for leasing a HVAC system, elevators, or other items (except when needed in connection with normal repairs and maintenance of the Park) which if purchased, rather than rented, would constitute a capital improvement not included in Operating Expenses pursuant to this Lease;

         7. depreciation, amortization and interest payments, except as specifically included in Operating Expenses pursuant to the terms of this Lease and except on materials, tools, supplies and vendor-type equipment purchased by Lessor to enable Lessor to supply services Lessor might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

         8. costs incurred by Lessor for alterations (including structural additions), repairs, equipment and tools which are of a capital nature and/or which are considered capital improvements or replacements under generally accepted accounting principles, consistently applied, except as specifically included in Operating Expenses pursuant to the terms of this Lease;

         9. costs incurred by Lessor due to the violation by Lessor of the terms and conditions of any lease of space in the Park;

         10. overhead and profit increment paid to Lessor or to subsidiaries or affiliates of Lessor for goods and/or services in the Park to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis;

         11. any costs of Lessor's general corporate overhead and general and administrative expenses, that are in excess of the Administrative Expenses (as defined below);

         12. advertising and promotional expenditures, and costs of signs in or on the Park identifying the owner of the Park;

         13. tax penalties incurred as a result of Lessor's negligence, inability or unwillingness to make payments or file returns when due, unless such inability or unwillingness is due, in whole or in part, to Lessee's failure to pay amounts due hereunder when the same are due;

         14. costs arising from Lessor's charitable or political contributions;

         15. costs of repairs to the Building necessitated by or resulting from the gross negligence of Lessor, or any of its agents, employees or independent contractors;

         16.       any ground lease rental;

         17. notwithstanding any contrary provision of this Lease, including without limitation, any provision relating to capital expenditures, cost arising from the presence of Hazardous Materials (as defined in Paragraph 29 below), in or about the Park, but only to the extent not introduced or contributed to by Lessee.

    B. TAX EXPENSES: In addition to the Base Rent set forth in Paragraph 3, Lessee shall pay one hundred percent (100%) of all real property taxes applicable to the Park (including the Lot and the Building) and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Lessee's personal property. Lessee shall also pay any increase in real property taxes attributable, in Lessor's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Lessee. The term "Tax Expenses" includes, but is not limited to, any form of tax and assessment (general, special, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Lessor in the Premises, Lot or Park, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or the occupancy of Lessee or any other tax, fee, or excise, however described (excluding inheritance or estate taxes), including any value added tax, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property tax. Notwithstanding anything to the contrary contained in the Lease, Tax Expenses shall not include (i) any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance an succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Lessor's general or net income (as opposed to rents or receipts), (ii) any items for which Lessee or other tenants are directly liable pursuant to their leases, (iii) penalties incurred as a result of Lessor's negligence, inability or unwillingness to make payment of, and/or to file any tax or informational returns with respect to, any real property taxes or assessments, when due, unless such inability or unwillingness is due, in whole or in part, to Lessee's failure to pay amounts due hereunder when the same are due; or (iv) any other taxes or assessments charged or levied against Lessor which are not related to the use, ownership or operation of the Park

    With respect to any assessments or taxes for which Lessor has the right to elect to make a lump sum payment or cause such assessment or tax to be amortized and paid over a reasonable period of time at a reasonably acceptable interest rate, Lessor shall only include in the definition of Tax Expenses the amortized portion of such taxes and assessments (including any applicable interest charges) for purposes of this Lease. The parties acknowledge and agree that as of the Lease Date Lessor is currently employing a firm that specializes in reviewing and possibly contesting taxes and assessments levied against the Park and other properties (the "Tax Consultant"). If at any time during the term of this Lease Lessor permanently ceases to employ the Tax Consultant or another firm to provide services similar to those being provided by the Tax Consultant with respect to the Park or if the tax consultant chooses not to contest the Tax Expenses in a given year, Lessee shall thereafter have the following right to contest the Tax Expenses payable by Lessee hereunder and any other taxes payable by Lessee with respect to the Premises. Provided Lessee is not in default of any of the terms, provisions or obligations under this Lease beyond all notice and applicable cure periods, and Lessee has delivered to Lessor at least sixty (60) days prior written notice of Lessee's intention to initiate such a proceeding, Lessee shall have the right to contest the amount or validity of the Tax Expenses payable by Lessee hereunder and any other taxes payable by Lessee with respect to the Premises by appropriate administrative and legal proceedings brought either in its own name, Lessor's name or jointly with Lessor. Any such proceeding shall be undertaken by counsel selected by Lessee and reasonably approved by Lessor, and if Lessee deems it appropriate, such measures shall be taken in the name of Lessee. Lessor hereby agrees that it will promptly upon receipt of a written request therefor from Lessee (but in no event later than forty-five (45) business days after Lessor's receipt of such written request) furnish Lessee copies of all notices of assessment of Tax Expenses. Lessor shall execute and deliver to Lessee whatever documents may be reasonably necessary or proper to permit Lessee to so contest such taxes or which may be necessary to secure payment of any refund which may result from any such proceedings; provided, however, if Lessee makes such contest Lessee shall be solely responsible for any and all penalties and liabilities arising therefrom as well as for providing such security as Lessor may reasonably request in connection with any such contest. Any such proceeding shall be undertaken at the sole cost and expense of Lessee. Any tax refund shall, only to the extent of the Tax Expenses payable by Lessee hereunder and any other taxes payable by Lessee with respect to the Premises actually paid by Lessee to Lessor for the fiscal tax year or years being contested, belong solely to Lessee to the extent such refund is attributable to the Premises and for a period concurrent with the term of the Lease (otherwise an appropriate apportionment shall be made), and any excess amount of any such refund shall belong solely to Lessor. In exercising such right to contest the above-described taxes and assessments in no event or circumstances shall Lessee permit all or any portion of the Premises, the Lot or the Park to be sold or otherwise transferred to the taxing authorities or any governmental agency in connection with any such contest.

    C. PAYMENT OF EXPENSES AND ADMINISTRATIVE EXPENSES: Lessor shall estimate Lessee's share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by

Lessee to Lessor, as additional rent, on the first (1st) day of each month and throughout the remaining months of such calendar year. Thereafter, Lessor may estimate such expenses as of the beginning of each calendar year and Lessee shall pay one-twelfth (1/12th) of such estimated amount as additional rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the term of this Lease (including any extensions of the term). Not later than March 31 of each of the following calendar years, or as soon thereafter as reasonably possible, including the calendar year after the calendar year in which this Lease terminates or the term expires, Lessor shall furnish Lessee with a true and correct accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Lessor's delivery of such accounting, Lessee shall pay to Lessor the amount of any underpayment. Notwithstanding the foregoing, failure by Lessor to give such accounting by the date which is one year after the end of the applicable calendar year shall constitute a waiver by Lessor of its right to collect any of Lessee's underpayment other than any underpayment of Tax Expenses as to which such failures shall not constitute a waiver at any time. Lessor shall credit the amount of any overpayment by Lessee toward the next estimated monthly installment(s) of Rent falling due, or where the term of the Lease has expired, refund the amount of overpayment to Lessee. After receipt of a statement by Lessee, if Lessee disputes the amount of additional rent set forth in the statement, a certified public accountant employed be Lessee or an independent certified public accountant designated by Lessee, may, after reasonable notice to Lessor and at reasonable times, inspect and photocopy Lessor's records at Lessor's offices in the greater Los Angeles area. If after such inspection, Lessee still disputes such additional rent, a certification as to the proper amount shall be made, at Lessee's expense, by an independent certified public account mutually selected by Lessor and Lessee. If such certification proves that the Operating Expenses set forth in the statement were overstated by more than ten percent (10%), then the cost of Lessee's accountant and the cost of such certification shall be paid for by Lessor; otherwise, the costs of Lessee's accountant, the audit and the certification shall be paid for by Lessee. Promptly following the parties receipt of such certification, the parties shall make such appropriate payment or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification, together with interest at the rate of ten percent (10%) per annum from the date due until paid, in the case of payments by Lessee to Lessor, or from the date paid until reimbursed, in the case of reimbursements by Lessor to Lessee. Lessor shall maintain records of all Operating Expenses set forth in each statement delivered to Lessee for a three (3) year period following Lessor's delivery of the applicable statement. The payment by Lessee of any amounts pursuant to the Lease shall not preclude Lessee from questioning the correctness of any statement delivered by Lessor. Lessee's obligations to pay its share of Operating Expenses and Tax Expenses and Lessor's obligation to refund any overpayment as provided above, shall survive the expiration or earlier termination of this Lease.

    If the term of the Lease expires prior to the annual reconciliation of expenses, if any, Lessor shall have the right to reasonably estimate Lessee's share of such expenses, and if Lessor determines that an underpayment is due, Lessee hereby agrees that Lessor shall be entitled to deduct such underpayment from Lessee's Security Deposit subject to the annual reconciliation. If Lessor reasonably determines that an overpayment has been made by Lessee, Lessor shall refund said overpayment together with the return of Lessee's Security Deposit. Notwithstanding the foregoing, failure of Lessor to accurately estimate Lessee's share of such expenses shall not constitute a waiver of Lessor's right to collect any of Lessee's underpayment at anytime.

    In addition to the Base Rent set forth in Paragraph 3 hereof, Lessee shall pay Lessor, without prior notice or demand, except as otherwise provided herein on the first (1st) day of each month throughout the term of this Lease (including any extensions of such term), as compensation to Lessor for accounting and management services rendered on behalf of the Park, an amount equal to ten percent (10%) of the aggregate of Lessee's share of (i) the total Operating Expenses and Tax Expenses as described in Paragraphs 6.A. and 6.B. above, respectively, and (ii) all Common Area Utility Costs for the Park as described in Paragraph 7. Lessee's obligations to pay its share of such administrative expenses shall survive the expiration or earlier termination of this Lease.

7. UTILITIES: Lessee shall pay the cost of all water, sewer use and connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Lessee. Lessee shall also pay 100% of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated. For any such utility fees or use charges that are not billed or metered separately to Lessee, Lessee shall pay to Lessor, as additional rent, without prior notice or demand, except as otherwise provided herein on the first (1st) day of each month throughout the term of this Lease the amount which is attributable to Lessee's use of the Premises ("Utility Expenses"). If Lessee disputes any such estimate or determination, then Lessee shall either pay the estimated amount (subject to Lessee's right to conduct an audit, as provided above) or cause the Premises to be separately metered at Lessee's sole expense. In addition, Lessee shall pay; Lessor as additional rent, 100% of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs") within fifteen (15) days after receiving a bill from Lessor. Lessee acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Lessee acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be governmentally imposed or imposed by a utility company upon Lessor, Lessee, the Premises, the Building or the Park, and Lessee shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Lessee by reason of any such rationing or restrictions. Lessee further agrees to pay and discharge, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition attributed to the Term of this Lease and levied, assessed or imposed upon the Premises, or Lessee's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.

8. LATE CHARGES: Lessee acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's share of Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses or other sums due hereunder, will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Lessee is not received by Lessor within ten (10) days following the date of written notice that such installment or other sum is due, (provided, the delivery of the normal monthly or other billing statements shall, without limitation, constitute written notice as it pertains to Base Rent and recurring monthly charges, and the delivery of a written invoice constitutes written notice for any other sums due), Lessee shall promptly pay to Lessor all of the following, as applicable: (a) an additional sum equal to seven percent (7%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime or reference rate announced from time to time by Bank of America at its main office in San Francisco, California (hereafter, the "prime rate") plus two percent (2%) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid,
(b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Lessee, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge or other charges shall not constitute a waiver by Lessor of Lessee's default with respect to the delinquent amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor for any other breach of Lessee under this Lease.

9. USE OF PREMISES: The Premises are to be used solely for the uses stated on Page 1 and for no other uses or purposes without Lessor's prior written consent which consent shall not be unreasonably withheld. The use of the Premises by Lessee and its agents, invitees and employees shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), and (b) any and all declarations of covenants, conditions and restrictions ("CC&Rs") and any supplement thereto that are hereafter recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof; provided, Lessor agrees that after the Lease date it will not enter in to any CC&Rs that would materially, adversely affect Lessee's rights hereunder.

    Lessee shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Lessor, or use or allow the Premises to be used for any, unlawful or objectionable purpose, as reasonably determined by Lessor, nor shall Lessee cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Area, including, but not limited to, any offensive odors, fumes or vibrations. Lessee shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Lessee shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Lessee shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside Park; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except in refuse dumpsters or in any enclosed trash areas provided. Lessee shall honor the rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations of Lessor now or hereafter enacted related to parking and the operation of the Building and the Park. Notwithstanding anything to the contrary contained in the Lease, Lessor agrees that the Rules and Regulations shall not be (i) modified or enforced in any way by Lessor so as to unreasonably interfere with the permitted use set forth in the Basic Lease Information or Lessee's access to the Premises, Building or Park, or (ii) discrimination enforced against Lessee. Lessor agrees that nothing in the Rules and Regulations of the Park shall be used to prohibit the conduct of any business from the Premises which Lessee is permitted to conduct pursuant to the Basic Lease Information. If Lessee fails to comply with such Laws, CC&Rs (hereinafter recorded), rules and regulations or the provisions of this Lease, Lessor shall have the right to collect from Lessee a reasonable sum as a penalty, in addition to all rights and remedies of Lessor hereunder including, but not limited to, the payment by Lessee to Lessor of all Enforcement Expenses and Lessor's costs and expenses, if any, to cure any of such failures of Lessee, if Lessor, at its sole option, elects to undertake such cure after twenty (20) days written notice that Lessor has so elected to undertake such cure.

10. ALTERATIONS AND ADDITIONS: Lessee may make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") which (i) do not affect the Building systems and equipment, exterior appearance of the Building, or structural aspects of the Building, and (ii) do not, in the aggregate, cost more than $25,000 in any twelve-month period, by providing Lessor with written notice not less than ten (10) days prior to the commencement thereof. Lessee may not make any Alterations which may affect the Building systems and equipment, exterior appearance of the Building, or structural aspects of the Building or which, in the aggregate, cost more than $25,000 in any twelve-month period, or which require a permit from the applicable governmental authorities, without first procuring the prior written consent of Lessor to such Alterations, which consent shall be requested by Lessee not less than fifteen (15) days prior to commencement thereof, and which consent may be withheld by Lessor in its sole discretion. Any time Lessee proposes to make Alterations, whether or not the consent of Lessor is required pursuant to this Paragraph, Lessee's notice regarding the proposed Alterations shall be provided together with the plans and specifications for the Alterations, and Lessor shall approve or disapprove of the same within ten (10) days after its receipt of the same. Lessee shall not install any signs, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld. If any such Alterations are expressly permitted by Lessor, Lessee shall deliver at least ten
(10) days prior notice to Lessor, from the date Lessee intends to commence construction, sufficient to enable Lessor to post a Notice of Non-Responsibility. In all events, Lessee shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Lessor. All Alterations shall be installed by a licensed contractor reasonably approved by Lessor, at Lessee's sole expense in compliance with all applicable Laws and CC&Rs. Lessee shall keep the Premises, the Building, the Lot and the Park free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee. Upon termination of this Lease, Lessee shall remove all signs, fixtures, furniture and furnishings and unless Lessor has advised Lessee at the time of installation that removal will not be required, remove any improvements made by Lessee and repair any damage caused by the installation or removal of such signs, fixtures, furniture, furnishings and improvements and leave the Premises in as good condition as they were in at the time of the commencement of this Lease, excepting for reasonable wear and tear and casualty. Reasonable wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Lessee or Lessee otherwise performing all of its obligations under this Lease.

11. REPAIRS AND MAINTENANCE: Lessee shall, at Lessee's sole cost and expense, keep and maintain the Premises and the adjacent Park in good, clean and safe condition and repair including, but not limited to, repairing any damage caused by Lessee or its employees, representatives, agents, invitees, licensees or contractors. Without limiting the generality of the foregoing, Lessee shall be solely responsible for maintaining, repairing and replacing all interior plumbing and mechanical systems, heating, ventilation and air conditioning systems, interior electrical wiring and equipment, interior lighting, all interior glass in the Premises, interior window casements, partitions, tenant signage, interior doors and door closers, fixtures, equipment, interior painting, and interior walls and floors of the Premises. Lessee's obligation to keep, maintain, preserve and repair the Premises and the adjacent Park shall specifically extend to the cleanup and removal of any and all Hazardous Materials (as defined in Paragraph 29 below) occurring in, on or about the Premises, to the extent the same are introduced by or result from the actions of Lessee, its agents, representatives, employees, invitees, licensees, subtenants or contractors (collectively, "Lessee's Agents").

    Subject to the provisions of Paragraphs 6 and 9 of this Lease and except for repairs rendered necessary by the intentional or negligent acts or omissions of Lessee or Lessee's Agents, Lessor agrees, at Lessor's expense, subject to reimbursement pursuant to Paragraph 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, signage (exclusive of tenant signage), exterior electrical wiring and equipment, exterior lighting, all exterior glass, exterior doors and entrances, exterior window casements, exterior doors and door closer, exterior painting, and underground utility and sewer pipes outside the exterior walls of the Building. Lessor reserves the right, but without the obligation, to procure and maintain the heating, ventilation and air conditioning systems maintenance contract and if Lessor so elects, Lessee will reimburse Lessor for the cost thereof in accordance with the provisions of Paragraph 6 above.

    Except for repairs rendered necessary by the active or passive negligent acts or omissions of Lessee or Lessee's Agents, Lessor agrees, at Lessor's sole cost and expense, to keep in good repair the structural portions of the floors, foundations and exterior walls (exclusive of glass and exterior doors of the Premises), and the structural portions of the roof and membrane of the Building and any other repairs caused by the gross negligent acts or willful misconduct of Lessor Lessor's agents. Term of this Lease, Lessee shall thereafter be responsible for the cost of maintaining the roof membrane.

    Except for normal maintenance and repair of the items outlined above, Lessee shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Lessor. If Lessee refuses or neglects or otherwise fails to repair and maintain the Premises and the Park properly as required herein and to the reasonable satisfaction of Lessor, within thirty (30) days after Lessor's written notice to Lessee (or if the failure is such that it cannot be corrected within thirty days, Lessee fails to commence the repair and maintenance within such thirty-day period or fails to thereafter to prosecute to completion such repair and maintenance within a reasonable time), Lessor may, but without obligation to do so, during reasonable times and in a manner designed to minimize interference with Lessee's business, make such repairs and/or maintenance without Lessor having any liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property, or to Lessee's business by reason thereof except as a result of the gross negligence or willful misconduct of Lessor, its agents, contractors or employees. In the event Lessor makes such repairs and/or maintenance, upon completion thereof Lessee shall pay to Lessor, as additional rent, the Lessor's actual out-of-pocket costs for making such repairs and/or maintenance, plus ten percent (10%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Lessee hereunder shall survive the expiration of the term of this Lease or the earlier termination thereof. Lessee hereby waives any right to repair at the expense of Lessor under any applicable Laws now or hereafter in effect respecting the Premises.

12. INSURANCE: Lessee shall maintain in full force and effect at all times during the term of this Lease, at Lessee's sole cost and expense, for the protection of Lessee and Lessor, as their interests may appear, policies of insurance which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability: as required by law with a minimum of $1,000,000; (iii) comprehensive general liability insurance (occurrence form) including blanket contractual liability, broad form property damage, premises, personal injury, completed operations, products liability, personal and advertising coverage, a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights, and fire damage with a combined single limit of not less than $1,000,000 per occurrence, and $2,000,000 general aggregate per occurrence per location if Lessee has multiple locations, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and if necessary, Lessee shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Lessee against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; and (v) "all risk" property insurance if applicable, covering damage to or loss of any personal property, fixtures and equipment, including, without limitation, electronic data processing equipment, of Lessee (and coverage for the full replacement cost thereof including business interruption of Lessee), together with, if the property of Lessee's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises.

    Insurance required to be maintained by Lessee shall be written by companies licensed to do business in the State of California and having a "General Policyholders Rating" of at least A/VII as set forth in the most current issue of "Best's Insurance Guide." Lessee shall deliver to Lessor certificates of insurance for all insurance required to be maintained by Lessee hereunder at the time of execution of this Lease by Lessee. Lessee shall, at least thirty (30) days prior to expiration of each policy, furnish Lessor with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten
(10) days' notice has been given to Lessor). If Lessee fails to maintain any insurance required in this Lease, Lessee shall be liable for all losses and costs resulting from such failure.

    Lessor, any property management company of Lessor for the Premises, any lender(s) of Lessor having a lien against the Premises, the Building, the Lot or the Park, and any joint venture partners of Lessor shall be named as additional insureds under all of the policies required in Paragraph 12(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Lessee shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Lessor. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Lessee shall not limit Lessee's liability under this Lease. Lessee shall have the right to provide the insurance coverages which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Lessor as required by this Lease.

The coverage and amounts of insurance carried by Lessor in connection with the Park shall at a minimum be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of comparable buildings located in the vicinity of the Park and shall insure the Building for one hundred percent (100%) of its actual replacement cost. Upon inquiry by Lessee, from time to time, Lessor shall inform Lessee of such coverage carried by Lessor.

13. LIMITATION OF LIABILITY AND INDEMNITY: Except for damage resulting from the gross negligence or willful misconduct of Lessor or its authorized representatives, Lessee agrees to protect, defend (with counsel reasonably acceptable to Lessor) and hold Lessor and Lessor's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively "Costs") arising from or in any way related to, directly or indirectly, Lessee's use of the Premises and/or the Park, or the conduct of Lessee's business, or from any activity, work or thing done, permitted or suffered by Lessee in or about the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Lessee, Lessee's Agents or third party persons. Lessee agrees that the obligations of Lessee herein shall survive the expiration or earlier termination of this Lease.

    Except for damage resulting from the gross negligence or willful misconduct of Lessor or its authorized representatives, Lessor shall not be liable to Lessee for any loss or damage to Lessee or Lessee's property, for any injury to or loss of Lessee's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park; Lessee shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Lessor may be liable hereunder, except as expressly otherwise provided herein. Lessor and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building, subject to Lessor's obligations to maintain pursuant to Paragraph 11 above. Except as otherwise expressly provided herein, to the fullest extent permitted by law, but subject to Paragraph 31 (iv) below, Lessee agrees that neither Lessor nor any of Lessor's lender(s), partners, employees, representatives, legal representatives, successors and assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Lessee or by any person(s) whomsoever who may at any time be using or occupying or visiting the Premises, the Building or the Park.

14. ASSIGNMENT AND SUBLEASING:

    A. PROHIBITION: Lessee shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Lessee of all or any portion of the Premises without first obtaining the prior written consent of Lessor, which shall not be unreasonably withheld; provided, however, that Lessee may sublet portions of the Premises that are not, in the aggregate, greater than 5,000 square feet, as long as the subtenant's use is consistent with the terms of the Lease and Lessor has been notified in writing not less than 30 days prior to the effective date of such sublease. If Lessee seeks to sublet or assign all or any portion of the Premises, Lessee shall deliver to Lessor at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Lessor may reasonably require; and (iii) a copy of the proposed sublease or assignment agreement and all agreements collateral thereto, which shall include a provision whereby the assignee or sublessee assumes all of Lessee's obligations (pro-rata in the case of a sublease) and agrees to be bound by the terms hereof. As additional rent hereunder, Lessee shall reimburse Lessor for actual legal and other expenses incurred by Lessor in connection with any request by Lessee for Lessor's consent to assignment or subletting; provided, however, Lessee may sublet portions of the Premises that are not, in the aggregate, greater than 5,000 square feet, so long as the subtenant's use is consistent with the terms of the Lease, and Lessor has been notified in writing not less than (30) days prior to the effective date of such subleasing. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease (pro-rata in the case of a sublease) and shall be and remain liable jointly and severally with Lessee for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Lessee's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Lessee (which, following assignment, shall be joint and several with the assignee), and Lessee shall not be released from performing any of the terms, covenants and conditions of this Lease. For purposes hereof, in the event Lessee is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Lessee (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Lessee shall be deemed to be an assignment within the meaning of this Paragraph 14 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Lessee in this Lease, if any, shall not be assignable by Lessee unless expressly authorized in writing by Lessor. Notwithstanding anything to the contrary set forth in the Lease, Lessee may assign the Lease at any time, or sublease all or part of the Premises, without the receipt of Lessor's consent, to (i) an entity which is controlled by, controls, or is under common control with, Lessee (an "Affiliate"), or which owns or is owned by an Affiliate, (ii) an entity with which Lessee merges or consolidates, or (iii) a purchaser of all or substantially all of Lessee's stock or assets, so long as such transaction was not entered into as a subterfuge to avoid the obligations and restrictions of the Lease; provided, any such Affiliate, purchaser or other entity shall have a net worth equal to or greater than the greater of Lessee's net worth at the time the assignment or sublease is to be effective or Lessee's net worth as of the Commencement Date. The term "control," as used in this Paragraph 14, shall mean the ownership, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

    B. EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment, less all of Lessee's actual costs and expenses in connection with such sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Lessee shall pay the Lessor monthly, as additional rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

    C. WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Lessor to any assignee or sublessee, or failure by Lessor to take action against any assignee or sublessee, Lessee waives notice of any default of any assignee or sublessee and agrees that Lessor may, at its option, proceed against Lessee without having taken action against or joined such assignee or sublessee, except that Lessee shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee. Notwithstanding the foregoing, Lessor shall, as a courtesy, provide copies to Lessee of any notice of default provided to any assignee and Lessee shall have a period of time to cure any default identified in such notice, equal to the cure period provided in this Lease, such cure period to be measured from the date such notice is provided to Lessee.

15. WAIVER OF SUBROGATION: Each of Lessor and Lessee waives any right to recover against the other for damages to property, including, but not limited to, personal property, fixtures and equipment, covered by insurance. This provision is intended to waive fully, and for the benefit of Lessor and Lessee, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Lessee pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The foregoing waiver of subrogation shall not extend to criminal acts.

16. AD VALOREM TAXES: Prior to delinquency, Lessee shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Lessee; and if requested by Lessor, Lessee shall promptly deliver to Lessor copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Lessee, Lessee shall pay the amount thereof as reasonably invoiced by Lessor.

17. SUBORDINATION: Without the necessity of any additional document being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Lessor's interest or estate in any of said items is specified as security; provided, however, with respect to ground leases, mortgages or deeds of trust not currently affecting the Park, the foregoing subordination shall be contingent upon Lessee's receipt from the ground lessor, mortgagee or beneficiary of an executed Nondisturbance Agreement (as defined below). Notwithstanding the foregoing, Lessor or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Lessee shall, notwithstanding any subordination and upon the request of such successor to Lessor, attorn to and become the Lessee of the successor in interest to Lessor, provided such successor in interest will not disturb Lessee's use, occupancy or quiet enjoyment of the Premises so long as Lessee is not in default of the terms and provisions of this Lease. The successor in interest to Lessor following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Lessee might have against any prior lessor; (c) bound by prepayment of more than one
(1) month's Rent; or (d) liable to Lessee for any Security Deposit not actually received by such successor in interest. Lessee covenants and agrees to execute (and acknowledge if required by Lessor, any lender or ground lessor) and deliver, within ten (10) business days of a demand or request by Lessor a subordination, nondisturbance and attornment agreement in substantially the form of Exhibit E hereto ("Nondisturbance Agreement") to Lessor, or any ground lessor, or, mortgagee or beneficiary. Lessee's failure to timely execute and deliver such agreement shall, at Lessor's option, constitute a material default hereunder. It is further agreed that Lessee shall be liable to Lessor, and shall indemnify Lessor from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Lessee to execute or deliver to Lessor any such agreement. Lessee hereby irrevocably appoints Lessor as attorney-in-fact of Lessee, which appointment is coupled with an interest, to execute, deliver and record any such agreement in the name and on behalf of Lessee.

    Lessor shall use commercially reasonable efforts to cause the existing lender with regard to the Park (the "Existing Lender") to provide to Lessee a Subordination, Non-Disturbance and Attornment Agreement, in recordable form and, in such form as is reasonably acceptable to Lessor, Lessee and the Existing Lender (the "SNDA") within sixty (60) days after the execution and delivery of this Lease by Lessor and Lessee. Lessor hereby further agrees to use commercially reasonable efforts to cause the SNDA to be substantially similar to the Non-Disturbance Agreement attached hereto as Exhibit E. Lessee shall cooperate and act reasonably and in an expeditious manner with respect to the negotiation, execution and delivery of the SNDA.

18. RIGHT OF ENTRY: Lessee grants Lessor or its agents the right to enter the Premises at all reasonable times, upon 48 hours prior written notice, for purposes of inspection, exhibition, posting of notices, repair or alteration provided all such actions must be taken in a manner designed to minimize interference to Lessee's business. At Lessor's option, Lessor shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Lessee's vaults and safes. It is further agreed that Lessor shall have the right to use any and all means Lessor deems necessary to enter the Premises in an emergency. Lessor shall also have the right to place "for rent" (during the last six (6) months of the term), and/or "for sale" signs on the outside of the Premises. Except as expressly provided otherwise herein, Lessee hereby waives any claim from damages or for any injury or inconvenience to or interference with Lessee's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the gross active negligent acts or willful misconduct of Lessor or its authorized representatives.

19. ESTOPPEL CERTIFICATE: Lessee shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Lessor, within not less than ten
(10) business days after Lessor provides such to Lessee, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Lessee's actual knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults as are claimed, and such other matters as Lessor may reasonably require. Any such statement may be conclusively relied upon by Lessor and any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that (a) this Lease is in full force and effect, without modification except as may be represented by Lessor; (b) there are no uncured defaults in Lessor's performance; and (c) not more than one month's Rent has been paid in advance. Failure by Lessee to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease. Lessee shall be liable to Lessor, and shall indemnify Lessor from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Lessee to execute or deliver to Lessor any such certified estoppel certificate.

    Lessee hereby irrevocably appoints Lessor as attorney-in-fact of Lessee, which appointment is, coupled with an interest, to act in Lessee's name, place and stead to execute and deliver such estoppel certificate on behalf of Lessee.

    Lessor hereby agrees to provide to Lessee an estoppel certificate signed by Lessor, containing the same types of information, and within the same period of time as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Lessor to Lessee, rather than from Lessee to Lessor or a lender.

20. LESSEE'S DEFAULT: The occurrence of any one or more of the following events shall, at Lessor's option, constitute a default and breach of this Lease by Lessee:

    (i) The failure by Lessee to make any payment of Base Rent or any other payment required hereunder on the date said payment is due, or the failure by Lessee to make any other payment required hereunder by the later of the date such payment or ten (10) days after written notice, provided delivery of the normal monthly billing statements shall, without limitation, be deemed adequate written notice;

    (ii) The failure by Lessee to observe, perform or comply with any of the conditions, covenants or provisions of this Lease within twenty (20) days after receipt of written notice of such failure (except default in the payment of Rent); provided, if such default is susceptible of cure and Lessee has promptly commenced the cure of such default within such twenty-day period and is diligently prosecuting such cure to completion, then the same shall not be a default unless it remains uncured for a period of sixty (60) days after notice;

    (iii) The making of a general assignment by Lessee for the benefit of creditors, the filing of a voluntary petition by Lessee or the filing of an involuntary petition by any of Lessee's creditors seeking the rehabilitation, liquidation, or reorganization of Lessee under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Lessee's assets or this leasehold, Lessee's insolvency or inability to pay Lessee's debts or failure generally to pay Lessee's debts when due, any court entering a decree or order directing the winding up or liquidation of Lessee or of substantially all of Lessee's assets, Lessee taking any action toward the dissolution or winding up of Lessee's affairs, the cessation or suspension of Lessee's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Lessee's assets or this leasehold;

    (iv) Lessee's use or storage of Hazardous Materials on the Premises other than as permitted by the provisions of Paragraph 29 below; or

    (v) The making of any material misrepresentation or omission by Lessee in any materials delivered by or on behalf of Lessee to Lessor pursuant to this Lease.

21. REMEDIES FOR LESSEE'S DEFAULT: In the event of Lessee's default and breach of the Lease, Lessor may terminate Lessee's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Lessor this Lease shall terminate on the date specified by Lessor in such notice and Lessee shall immediately surrender possession of the Premises to Lessor. In addition, the Lessor shall have the immediate right of re-entry whether or not this Lease is terminated. No re-entry or taking possession of the Premises by Lessor pursuant to this Paragraph 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee. If Lessor relets the Premises or any portion thereof, (i) Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, and other similar costs, and (ii) the rent received by Lessor from such reletting shall be applied to the payment of, first, any indebtedness from Lessee to Lessor other than Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all costs including maintenance, incurred by Lessor in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses due under this Lease. After deducting the payments referred to above, any sum remaining from the rental Lessor receives from reletting shall be held by Lessor and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Lessee be entitled to any excess rent received by Lessor. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Lessor other than giving written notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. So long as this Lease is not terminated, Lessor shall have the right to remedy any default of Lessee, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Lessor's reasonable costs in so doing, with interest at the prime rate plus two percent (2%) from the date of such expenditure.

    If Lessee's right to possession is terminated by Lessor because of a breach and default of the Lease, then in either such case, Lessor may recover from Lessee all damages suffered by Lessor as a result of Lessee's failure to perform its obligations hereunder, including, but not limited to, the cost of any tenant improvements, and all costs Lessor incurs in reletting the Premises or any part thereof, including without limitation, brokerage or leasing commissions, expenses of cleaning, and like costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which Lessee proves could be reasonably avoided by Lessor and in such case, Lessor prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Lessor because of Lessee's failure to perform its obligations hereunder; provided, however, that even though Lessee has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Lessor does not terminate Lessee's right of possession, and until such termination, Lessor shall have the remedy described in Section 1951.4 of the California Civil Code (Lessor may continue this Lease in effect after Lessee's breach and abandonment and recover Rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Lessee as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Lessee waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Lessee is evicted or Lessor takes possession of the Premises by reason of any default of Lessee hereunder.

    The foregoing rights and remedies of Lessor are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Lessor may have, and to any remedies Lessor may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if a default or breach of this Lease (as set forth in Paragraph 20 above) occurs, any and all Base Rent waived by Lessor under Paragraph 3 above shall be immediately due and payable to Lessor and, if more than three (3) such defaults or breaches occur in any consecutive twelve (12) month period, all options granted to Lessee hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Lessor.

    The waiver by Lessor of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Lessee hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.

22. HOLDING OVER: If Lessee holds possession of the Premises after the expiration of the term of this Lease with Lessor's consent, unless otherwise agreed to by the parties hereto, Lessee shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Lessee shall continue in possession until such tenancy shall be terminated by either Lessor or Lessee giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. If Lessee continues to hold over after such notice, Lessor may exercise all remedies available to it to remove Lessee from the Premises. This paragraph shall not be construed as Lessor's permission for Lessee to hold over. Acceptance of Base Rent by Lessor following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23. LESSOR'S DEFAULT: Lessor shall not be deemed in breach or default of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor hereunder. For purposes of this provision, a reasonable time shall be thirty (30) days after receipt by Lessor of written notice specifying the nature of the obligation Lessor has not performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Lessor shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period, thereafter diligently pursued to completion, and the completion of same is accomplished within one hundred twenty (120) days (subject to force majeure delays) after Lessor's receipt of the written notice from Lessee. Notwithstanding the foregoing, if due to the nature of the actions to be undertaken by Lessor to complete the cure of any failure of Lessor hereunder a period of more than 120 days (as extended due to force majeure events) is reasonably necessary to complete such cure, Lessee shall give Lessor such additional time as may be reasonably necessary to allow Lessor to complete such cure.

24. PARKING: Lessee shall have a license to use the number of undesignated and nonexclusive parking spaces set forth on the Basic Lease Information.

25. SALE OF PREMISES: In the event of any sale of the Premises by Lessor, Lessor shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from and after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease. Lessee agrees to attorn to such new owner provided such new owner does not disturb Lessee's use, occupancy or quiet enjoyment of the Premises so long as Lessee is not in default of any of the provisions of this Lease.

26. WAIVER: No delay or omission in the exercise of any right or remedy of Lessor or Lessee on any default by the other party shall impair such a right or remedy or be construed as a waiver.

    The subsequent acceptance of Rent by Lessor after breach by Lessee of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Lessor from maintaining an unlawful detainer or other action based on such breach.

    No payment by Lessee or receipt by Lessor of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease.

27. CASUALTY DAMAGE: If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Premises or the Building shall be substantially damaged by fire or other casualty, Lessor may, at its option, terminate this Lease by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Lessor does not elect to terminate this Lease and provided insurance proceeds (plus applicable deductibles) and any contributions from Lessee, if necessary, are available to fully repair the damage, Lessor shall within ninety (90) days after the date of such damage commence to repair and restore the Building and/or Premises, as applicable, and shall proceed with reasonable diligence to restore the Building and/or Premises (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty; provided, Lessor shall not be required to rebuild, repair, or replace any part of Lessee's furniture, furnishings or fixtures and equipment removable by Lessee or any improvements, alterations or additions installed by or for the benefit of Lessee under the provisions of this Lease. Lessor shall not in any event be required to spend for such work an amount in excess of the insurance proceeds (plus applicable deductibles) and any contributions from Lessee, if necessary, actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee, injury to the business of Lessee, loss of use of any part of the Premises by the Lessee or loss of Lessee's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the gross negligence or willful misconduct of Lessee or any of Lessee's Agents, the Rent shall not be diminished during the repair of such damage except to the extent covered by Lessor's insurance and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds provided Lessor carries insurance on the Building in keeping with standard coverages carried by owners of comparable buildings in the area. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within thirty (30) days after the date of notice to Lessee of any such event, whereupon all rights and obligations shall cease and terminate hereunder.

In the event the Premises or the Building is destroyed or substantially damaged during the last twelve (12) months of the Term of this Lease or in the event Lessor elects to repair the Premises and/or the Building, as applicable and such repairs have not been substantially completed within one year following the date of the damage or destruction, then notwithstanding anything to the contrary contained in the Lease, Lessor and Lessee shall each have the right to terminate the Lease by giving written notice to the other party hereto of its election to so terminate, in which event this Lease shall cease and terminate as of the date of such notice or as of the date of termination set forth in such notice, as the case may be, and Lessee shall pay Rent, properly apportioned through the date the Lease so terminates, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except for obligations accrued prior to the date of such termination or as provided for in provisions of this Lease which by their term survive the expiration or earlier termination of the Term.

    Except as otherwise provided in this Paragraph 27, Lessee hereby waives the provisions of Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code.

28. CONDEMNATION: If a substantial portion of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Lessee or Lessor may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Lessee shall not because of such condemnation assert any claim against Lessor or the condemning authority for any compensation because of such condemnation, and Lessor shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Lessee provided, however, Lessee shall be entitled to claim separately an award for moving expenses, goodwill and fixtures. If a substantial portion of the Building or the Lot is so Condemned, Lessor at its option may terminate this Lease. If Lessor does not elect to terminate this Lease, Lessor shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Lessee for the Rent corresponding to the time during which, and to the part of the Premises of which, Lessee is deprived on account of such partial condemnation and restoration. Lessor shall not be required to spend funds for restoration in excess of the amount received by Lessor as compensation awarded. For purposes of this Section 28, the term a "substantial portion" shall mean and refer to twenty-five percent (25%) or more of the Premises, or a portion of the Premises less than twenty-five percent (25%) which effectively prohibits Lessee's ability to conduct its operations in and from the Premises.

29. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS: Concurrently with executing this Lease, and within thirty (30) days of each anniversary of the Commencement Date during the term of this Lease, following Lessor's written request therefor Lessee shall execute, and deliver to Lessor, the Hazardous Materials Disclosure Certificate in substantially the form attached as Exhibit F, and any other reasonably necessary documents as requested by Lessor. Subject to the remaining provisions of this paragraph, Lessee shall be entitled to use and store only those Hazardous Materials (defined below), that are necessary for Lessee's business and to the extent disclosed in the Hazardous Materials Disclosure Certificate (and approved by Lessor), provided that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Lessee or the Premises (collectively, the "Environmental Laws"). Lessor shall have the right at all times during the term of this Lease, upon 48 hours prior written notice and during normal business hours, except in the event of emergency, in which case no notice or hour restriction shall apply, to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Lessee is in compliance with the provisions of this paragraph, and (iii) request lists of all Hazardous Materials used, stored or located on, under or about the Premises; the cost of all such inspections, tests and investigations to be borne by Lessee, if Lessor reasonably believes they are necessary because of an actual or suspected release, spill or discharge of Hazardous Materials or other violation of Environmental Laws. All such inspections, tests and investigations shall be conducted so as to minimize interference with the business of Lessee. Lessee shall give to Lessor immediate verbal and follow-up written notice of any spills, releases or discharges of Hazardous Materials on, under or about the Premises, or in any Common Areas (if not considered part of the Premises). Lessee covenants to promptly investigate, clean up and otherwise remediate any spill, release or discharge of Hazardous Materials caused by the acts (active or passive) or omissions of Lessee, or Lessee's Agents, at Lessee's sole cost and expense; such investigation, clean up and remediation to be performed after Lessee has obtained Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. If Lessee fails to so promptly investigate, clean up or otherwise remediate, Lessor may, but without obligation to do so, following twenty (20) days prior written notice except in the event of an emergency, in which case notice will not be required, take any and all steps necessary to rectify the same and Lessee shall promptly reimburse Lessor, upon demand, for all actual out-of-pocket costs and expenses to Lessor of performing investigation and remediation work. Lessee shall indemnify, defend (with counsel acceptable to Lessor) and hold Lessor and Lessor's lenders, partners, property management company (if other than Lessor), directors, officers, employees, representatives, contractors and shareholders and each of their respective successors and assigns harmless from and against any and all costs arising at any time during or after the term of this Lease in connection with or related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on, in or about the Premises as a result (directly or indirectly) of the acts (active or passive) or omissions of Lessee, or Lessee's Agents. Lessee shall not be entitled to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Lessor, which may be given or withheld in Lessor's sole discretion. Neither the written consent of Lessor to the presence of Hazardous Materials on, under or about the Premises nor the strict compliance by Lessee with all Environmental Laws shall excuse Lessee from its obligation of indemnification pursuant hereto. As used herein, the term "Hazardous Materials" shall mean (i) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (ii) petroleum and petroleum by products; (iii) asbestos; (iv) polychlorinated biphenyls; and (v) radioactive materials. The provisions of this paragraph shall survive the termination of this Lease. If it is determined by Lessor that Lessee, its use of the Premises, Building and/or Park, or the condition of the Premises, Building and/or Park is not in compliance with all Environmental Laws at the expiration or termination of this Lease as a result of Lessee's or Lessee's Agents occupancy, acts, or omissions, then at Lessor's sole option, Lessor may require Lessee to hold over possession of the Premises until Lessee can surrender the Premises to Lessor in compliance with all Environmental Laws. Any such holdover by Lessee will be with Lessor's consent, will not be terminable by Lessee in any event or circumstance and will otherwise be subject to the provisions of Paragraph 22 of this Lease. Notwithstanding anything to the contrary herein, Lessee shall not be responsible nor liable for any investigation costs, penalties, remediation, closures, fines, costs or expenses to the extent directly resulting from the contamination of the Premises, the Building or the Park with Hazardous Materials to the extent such environmental contamination: (a) was present before the date of January 29, 1995; (b) is directly caused by Lessor or Lessor's authorized agents, representatives or contractors; or (c) emanates from off-site sources.

30. FINANCIAL STATEMENTS: Lessee, for the reliance of Lessor, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) business days after Lessor's request therefor, but not more often than once annually so long as Lessee is not in default of this Lease, shall deliver to Lessor the then current financial statements of Lessee, certified by a financial officer of Lessee (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Lessee at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates.

31. GENERAL PROVISIONS:

    (i) TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

    (ii) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

    (iii) RECORDATION. Lessee shall not record this Lease or a short form memorandum hereof without the prior written consent of the Lessor.

    (iv) LESSOR'S PERSONAL LIABILITY. The liability of Lessor (which, for purposes of this Lease, shall include Lessor and the owner of the Building if other than Lessor) to Lessee for any default by Lessor under the terms of this Lease shall be limited to the actual interest of Lessor and its present or future partners in the Premises and the Building, including any insurance and condemnation proceeds, and Lessee agrees to look solely to the Building, including any insurance and condemnation proceeds, for satisfaction of any liability and shall not look to other assets of Lessor nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Lessor; it being intended that Lessor and the individual partners, directors, officers, shareholders, agents or employees of Lessor shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Lessor under this Lease is limited to its actual period of ownership of title to the Building, and Lessor shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Lessor's interest in the Premises or the Building. Lessee agrees to attorn to any entity purchasing or otherwise acquiring the Premises.

    (v) SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

    (vi) CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

    (vii) ATTORNEYS' FEES. In the event any legal action is brought to enforce or interpret the provisions of this Lease, the prevailing party therein shall be entitled to recover all costs and expenses including reasonable attorneys' fees. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

    (viii) ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

    (ix) WARRANTY OF AUTHORITY. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and
(2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

    (x) NOTICES. All notices and demands required or permitted to be sent to Lessor or Lessee shall be in writing and shall be sent by United States mail, certified and postage prepaid, or by personal delivery or by overnight courier, addressed to Lessor at 30 Executive Park, Suite 100, Irvine, California 92714, or to Lessee at the Premises, or to such other place as such party may designate in a notice to the other party given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail.

    (xi) JOINT AND SEVERAL. If Lessee consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

    (xii) COVENANTS AND CONDITIONS. Each provision to be performed by Lessee hereunder shall be deemed to be both a covenant and a condition.

    (xiii) WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

    (xiv) COUNTERCLAIMS. In the event Lessor commences any unlawful detainer proceedings, Lessee shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Lessee's right to assert such claims in any separate action brought by Lessee or the right to offset the amount of any final judgment owed by Lessor to Lessee.

32. SIGNS: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Lessor's prior written approval, which shall not be unreasonably withheld or delayed, and shall be subject to any applicable governmental laws, ordinances, and regulations. Lessee shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Lessee shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Lessor shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Lessee further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33. MORTGAGEE PROTECTION: Upon any breach or default on the part of Lessor, Lessee will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Lessee with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be more than ninety
(90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Lessee agrees that each lender to whom this Lease has been assigned by Lessor is an express third party beneficiary hereof. Lessee shall not make any prepayment of Rent more than one
(1) month in advance without the prior written consent of each such lender. Lessee waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust. unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Lessee agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Lessee shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Lessor and Lessor hereby instructs Lessee to do so.

34. QUITCLAIM: Upon any termination of this Lease, Lessee shall, at Lessor's request, execute, have acknowledged and deliver to Lessor a quitclaim deed of Lessee's interest in and to the Premises.

35. MODIFICATIONS FOR LENDER: If, in connection with obtaining financing for the Premises or any portion thereof, Lessor's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Lessee shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Lessee's rights hereunder or the use, occupancy or quiet enjoyment of Lessee hereunder or increase Lessee's monetary obligations hereunder.

36. WARRANTIES OF LESSEE: Lessee hereby warrants and represents to Lessor, for the express benefit of Lessor, that Lessee has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Lessee has elected to enter into this Lease and hereby assumes all risks with respect thereto. Lessee hereby further warrants and represents to Lessor, for the express benefit of Lessor, that in entering into this Lease, Lessee has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Lessee, which is not expressly incorporated herein in writing, is hereby waived by Lessee.

37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Lessor and Lessee hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act (the "ADA"), a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, and any amendments thereof. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Lessee is responsible for conducting its own independent investigation of this matter. Except for the construction of any Tenant Improvements, for which Lessee shall be solely responsible for compliance with the ADA, if any barrier removal work or other work is required to the Building, the Common Area or the Park under Title III of the ADA, then such work shall be performed by Lessor at Lessor's sole cost and expense; provided, if such work is required under the ADA as a result of Lessee's use of the Premises or any work or alteration made to the Premises by or on behalf of Lessee, then such work shall be performed by Lessor at the sole cost and expense of Lessee. Except as otherwise provided in this provision, Lessee shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA.

38. BROKERAGE COMMISSION: Each of Lessor and Lessee hereby represents and warrants to the other that such party's sole contact in connection with this Lease has been directly with the other party, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and such party. Each party shall indemnify, defend by counsel acceptable to the other, protect and hold the other harmless from and against any costs arising from or relating to any claim for a fee or commission by any broker or finder in connection with the Premises and this Lease other than Broker, if any arising out of the actions of such party.

39. ABATEMENT OF RENT: In the event Lessee is prevented from using, and actually does not use, the Premises or any portion thereof for a period of three
(3) consecutive business days as a result of

         (i) a casualty to the Premises or Building, not caused or contributed to by Lessee or any of Lessee's Agents which substantially interferes with Lessee's use of the Premises, then the Rent hereunder shall be equitably abated after the end of such three-day period for such time as Lessee is prevented from using the Premises or prevented from using the Premises or portion thereof as a result of such casualty; or

         (ii) a civil authority shutdown, then the Rent hereunder shall be equitably abated after the end of such three-day period for the lesser of (A) such time as Lessee is prevented from using the Premises or portion thereof as a result of such shutdown or (B) thirty (30) days; or

         (iii) any other reason to the extent Lessor recovers rent loss insurance proceeds. Lessor shall use reasonable efforts to obtain such recovery.

    The foregoing Rent abatement shall be equitable, and the Base Rent abatement shall be in the proportion that the rentable area of the portion of the Premises that Lessee is prevented from using bears to the total rentable area of the Premises.

40. LESSOR'S ABILITY TO PERFORM LESSEE'S UNPERFORMED OBLIGATIONS:
Notwithstanding anything to the contrary contained in this Lease, if Lessee shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Lessee pursuant to this Lease, and provided Lessor has provided Lessee with a twenty (20) day written notice to perform, except in the event of an emergency in which case notice is not required, and/or if the failure of Lessee relates to a matter which in Lessor's judgement reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Lessor may, at Lessor's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Lessor by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Lessee or anyone holding under or through Lessee, except any loss resulting from Lessor's gross negligence. If Lessor so performs any of Lessee's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained, shall immediately be owing by Lessee to Lessor, and Lessee shall promptly pay to Lessor upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the rate of ten percent (10%) per annum.

41. LESSEE'S ABILITY TO PERFORM LESSOR'S UNPERFORMED OBLIGATIONS:
Notwithstanding anything to the contrary contained in this Lease, if Lessor shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Lessor pursuant to this Lease, and/or if the failure of Lessor relates to a matter which in Lessee's judgement reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, after expiration of all applicable notice and cure periods for Lessor's and any mortgagee's benefit as set forth in Paragraphs 23 and 33, respectively, then after the delivery by Lessee to Lessor of at least twenty (20) days advance written notice (not applicable if such notice already provided) for any failure not considered to be an emergency, and at least two (2) business days advance written notice (which may be given by facsimile) for any failure considered to be an emergency. Lessee may, at Lessee's option without any obligation to do so, perform any such term, provision, covenant, or condition. If Lessee so performs any of Lessor's obligations hereunder, the full amount of the reasonable and actual cost and expense incurred shall immediately be owing by Lessor to Lessee, and Lessor shall promptly pay to Lessee upon demand the full amount thereof with interest thereon from the date of payment at the rate of ten percent (10%) per annum. The foregoing rights and remedies of Lessee are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Lessee may have generally.

    IN WITNESS WHEREOF, this Lease is executed on the date and year first written above.

LESSOR:

         LINCOLN PROPER COMPANY NO. 2106 LIMITED PARTNERSHIP, a California Limited Partnership

                        By: /s/  Erik M. Hansen
                           -------------------------------------------
                           Erik M. Hansen, a Managing General Partner

                        Date:  11/29/95
                             -----------------------------------------

LESSEE:

         BURKE INDUSTRIES, INC., a California corporation

                        By: /s/  Reed Wolthausen
                           -------------------------------------------
                        Title: Senior VP - CFO
                              ----------------------------------------
                        Date: 11/21/95
                             -----------------------------------------

                                      EXHIBIT A

                         PREMISES, BUILDING, LOT AND/OR PARK



                                        [MAP]


PREMISES

BUILDING

LOT/PARK

                                      EXHIBIT B

                             TENANT IMPROVEMENT AGREEMENT

LEASE DATE FOR REFERENCE PURPOSES:     October 20, 1995

LESSOR:                                Lincoln Property Company
                                       No. 2106 Limited Partnership

LESSEE:                                Burke Industries, Inc.
                                       a California Corporation

    The terms, provisions and conditions of this Exhibit B are hereby incorporated into the Lease between the parties named above. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

A.  TENANT IMPROVEMENTS

l. TENANT IMPROVEMENTS. Lessor agrees to construct or cause construction of, certain improvements ("Tenant Improvements") in the Building of which the Premises are a part pursuant to the terms of this Tenant Improvement Agreement (the "Agreement") subject to the conditions set forth herein. This Agreement shall become and be defined as "Exhibit B" of the Lease provided that the Lease is executed.

2. DEFINITION. The Tenant Improvements shall consist of two separate components of work as defined below in Section 5, Scope of Work. The Tenant Improvements shall specifically not include any alterations, additions or improvements installed or constructed by Lessee (the "Lessee's Improvements"), nor any of Lessee's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Lessee's Personal Property").

3. LESSOR'S CONTRIBUTION; CONSTRUCTION AGREEMENT. Lessor shall provide a maximum contribution of $121,083 toward the costs for substantial completion of the Component #1 Work as defined herein ("Contribution #1"). Lessor shall provide a maximum contribution of $100,000 toward the costs for substantial completion of the Component #2 Work as defined herein ("Contribution #2"). All costs associated with the Tenant Improvements which exceed the Lessor's Maximum Contribution required hereunder shall be paid by Lessee (the "Excess TI Costs"). The term "Lessor's Maximum Contribution" shall mean and refer to the aggregate of Contribution #1 and Contribution #2. Lessee shall not be entitled to any credit, abatement or payment from Lessor if the amount of the Lessor's Maximum Contribution specified above exceeds the actual amount of the costs associated with the Tenant Improvements. The Lessor's Maximum Contribution shall be the maximum contribution by Lessor for the costs associated with the Tenant Improvements as such contribution is allocated between the Component #1 Work and the Component #2 Work as set forth above. In no event or circumstance shall any portion of the Lessor's Maximum Contribution be used for the payment of any costs associated with Lessee's Improvements and/or Lessee's Personal Property. Lessee shall have the opportunity to review and reasonably approve the budget for the Component #1 Work prior to Lessor's causing such work to be completed. Within twenty (20) days of Lessor's delivery to Lessee of a written demand therefor together with invoices, receipts and other reasonably requested back up information, Lessee shall pay to Lessor, in cash, the Excess TI Costs with respect only to the Component #1 Work either in a lump sum or in progress payments as reasonably required by Lessor. The parties hereby acknowledge and agree that Lessee shall be the only party which will enter into and execute an agreement with the contractor (which contractor has already been approved by Lessor) for the work associated with the construction of the Component #2 Work (the "Construction Agreement"). Lessor acknowledges that the scope of work under the Construction Agreement will include the work associated with the Component #2 Work as well as the work associated with the Lessee's Improvements. Lessee hereby covenants, represents and warrants to Lessor that Lessee shall include a provision in the Construction Agreement which shall provide that any and all warranties and indemnities in favor of Lessee under the Construction Agreement shall also be made for the direct benefit of Lessor such that Lessor shall expressly be a third party beneficiary thereof with the absolute right to directly enforce such provisions against the contractor, as Lessor may deem such enforcement reasonably necessary or desirable.


                                   Exhibit B Page 1

4. LESSOR TO CONSTRUCT. Lessor shall complete construction of the Component #1 Work, in a good and workmanlike manner, and in accordance with all applicable codes, regulations and ordinances, and will use due diligence to complete as soon as reasonably possible.

5.  SCOPE OF WORK.

    COMPONENT #1 WORK

    a.   Roof Repairs and IRC Roof Consultant fee.

    b. Carpet replacement in all common areas, document control and engineering. Lessee may use flooring products procured by Lessee if approved by Lessor.

    c. Interior Painting: remove damaged wall paper, prep walls and paint to match existing.

    d. Parking lot striping: restripe parking lot to provide approximately 25-30 additional stalls. If deemed necessary, and if so approved by the appropriate governmental agencies, the front entrance lawn area may be converted for Lessee's parking, the cost of which would be included as a cost of the Component #1 Work.

    e.   Repair exterior fence in front of lobby area.

    f.   Repair existing automatic gate.

    g. Repair existing plumbing serving the Premises and replace fixtures as needed.

    h. Reinforce structural beams in lobby area. If it is determined by Lessor that the existing beams are not able to be adequately reinforced, replacement may be required.

    i.   Warehouse lighting retrofit to T8/Metal Halide fixtures.

    The costs associated with the planning, construction and installation of the Component #1 Work shall include, but not be limited to, all contractor, engineering and architectural fees and costs and all permit fees related to such work. The amount of Contribution #1 shall be the maximum contribution by Lessor for the costs associated with the Component #1 Work. Lessee shall have ninety
(90) days from the date of substantial completion of the Component #1 Work to notify Lessor, in writing, if any of the items comprising such work is defective or is otherwise not in good working condition, and Lessor shall commence and undertake the repairs of same, at Lessor's cost. However, if Lessee or any of Lessee's Agents have directly or indirectly caused any damage to such items such that any such item is defective or no longer is in good working condition, then Lessor shall not be required to commence nor undertake any such repairs at Lessor's cost.

    COMPONENT #2 WORK

    a.   Electrical Service Upgrade

    b.   Electrical Distribution

    c.   Additional Building Ventilation

    d.   Hydraulics, air, water and steam piping

    e.   Infrared inspection of electrical distribution system

    Lessee, at Lessee's sole cost, shall promptly provide to Lessor (i) a true and complete copy of the plans and specifications for the Component #2 Work, and
(ii) a true and complete copy of the Construction Agreement. The other costs associated with the construction and installation of the Component #2 Work shall include, but not be limited to, all consultants' and engineering fees and costs and all permit fees related to such work. The amount of Contribution #2 shall be the maximum contribution by Lessor for the costs associated with the Component #2 Work. Lessor shall pay to Lessee the costs of the Component #2 Work, up to the maximum amount of Contribution #2, in the following described manner. Within twenty (20) days after Lessee delivers to Lessor the following described documents and information, Lessor shall pay to Lessee, in a lump


                                   Exhibit B Page 2
sum or in progress payments, as the case may be, the actual costs of the Component #2 Work up to the maximum amount of Contribution #2: (i) a true and complete copy of the invoice requested to be paid; (ii) a conditional lien waiver and release for each such requested payment; (iii) an unconditional lien waiver and release for any previously requested progress payment already paid by Lessor; and (iv) a written demand from Lessee specifying in reasonable detail the work for which such demand is being made. Notwithstanding the foregoing, if Lessor reasonably disputes any such demand, then the aforementioned 20-day period shall be extended by the period of time commensurate with the time period during which the parties attempt to, and ultimately do, resolve any such dispute.

6. Other than the items included in the Scope of Work described herein and as set forth in the Lease, Lessor shall have no obligation to complete any additional improvements or repair work pertaining to Lessee's occupancy of the Premises.

7. SUBSTANTIAL COMPLETION. The Tenant Improvements shall be deems substantially complete on the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permit(s), or alternatively, the date on which Lessor's and Lessee's contractors/engineers deliver to Lessor a certificate that the Tenant Improvements have been completed in accordance with any plans and specifications with regard to such work and the provisions of the Construction Agreement, whichever first occurs ("substantial completion", or "substantially completed", or "substantially complete").

8. LESSEE'S IMPROVEMENTS. The parties acknowledge and agree that Lessee, at Lessee's sole cost and expense, shall also plan, construct and install the Lessee's Improvements in and about the Premises in accordance with the provisions of the Construction Agreement. Lessee shall construct the Lessee's Improvements in a good and workmanlike manner and shall use high quality materials. The provisions of Paragraph 10 of the Lease shall be applicable to Lessee's construction of the Lessee's Improvements. Lessee shall notify Lessor in writing at least ten (10) days prior to commencing the work associated with the Lessee's Improvements. Lessee shall also promptly deliver to Lessor the following items with respect to the Lessee's Improvements: (i) a true and complete copy of all plans, specifications, drawings and permits; (ii) a complete set of as-built plans and drawings; (iii) mechanic's and material suppliers' unconditional lien waivers and releases; and (iv) certificates of insurance (in amounts reasonably acceptable to Lessor and with the parties identified in, or required by, the Lease named as additional insured(s) from Lessee's general contractor and/or architect). The parties acknowledge that items (i) and (iv) herein are to be provided prior to the commencement of Lessee's improvements, with items (ii) and (iii) to be provided to Lessor as soon as reasonably available. Lessor shall not be required to contribute to nor otherwise pay for any costs associated with the Lessee's Improvements. Lessee shall be fully and completely responsible for the payment of all costs, expenses and fees in connection with the planning, construction and installation of the Lessee's Improvements. Lessee shall cooperate with Lessor and Lessor's contractor, engineer and consultants in the performance of the work associated with the Lessee's Improvements so as not to interfere with Lessor's performance of the work associated with the Component #l Work.

9. LEASE PROVISIONS; CONFLICT. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this Exhibit B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this Exhibit B, the terms of this Exhibit B shall prevail. Any amounts payable by Lessee to Lessor hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Lessor shall have all rights and remedies available to it as provided for in the Lease.


                                   Exhibit B Page 3

LESSOR:

LINCOLN PROPERTY COMPANY NO. 2106 LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP


By:        /s/ Erik M. Hansen
         --------------------------------------------
         Erik M. Hansen, a Managing General Partner

Date:      11/29/95
         --------------------------------------------


LESSEE:

BURKE INDUSTRIES, INC., A CALIFORNIA CORPORATION

By:        /s/ Reed Wolthausen
         --------------------------------------------

Title:     Senior V.P. - CFO
         --------------------------------------------

Date:      11/21/95
         --------------------------------------------


                                   Exhibit B Page 4

                                      EXHIBIT C

                                RULES AND REGULATIONS

1. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Project and its occupants.

2. Lessee shall not keep animals or birds within the Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for the same.

3. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

4. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

5. Lessee shall not deface the walls, partitions or other surfaces of the premises of the Project.

6. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Project.

7.  Lessee shall return all keys at the termination of its tenancy.

8. No window coverings, shades or awnings shall be installed or used by Lessee, without Lessor's written prior consent, subject to the provisions of the Lease.

9. No Lessee, employee or Invitee shall go upon the roof of the Building without Lessor's written prior consent.

10. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

11. Lessee shall not use any method of heating or air conditioning other than as reasonably approved by Lessor.

12. The Premises shall not be used for lodging.

13. Lessee shall comply with all safety, fire protection and evacuation regulations reasonably established by Lessor or any applicable governmental agency.

14. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

15. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                    PARKING RULES

l. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

2. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

3. The maintenance, washing, waxing or cleaning of vehicles in the Common Area is prohibited.

4. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

5. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

                                      EXHIBIT E

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:


--------------------------

--------------------------

--------------------------



                    ---------------------------------------------
                   (Space above this line for Recorder's use only)

               SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS AGREEMENT is made of this ________ day of ________________ by and between _________________________________________, having its principal office and place of business at __________________________________________("Lender")
and BURKE INDUSTRIES INC., whose address is 13767 Freeway Drive, Santa Fe Springs, California 90670 ("Lessee").

                                       RECITALS

         WHEREAS, Lincoln Property Company No. 2106 Limited Partnership ("Lessor") and Lessee have entered into that certain lease dated October 20, 1995 (the "Lease") covering premises (the "Premises") on the real property (the "Property") more particularly described in EXHIBIT A attached hereto and incorporated herein; and

         WHEREAS, Lender has agreed to make a loan (the "Loan") to Lessor to be evidenced by a certain Promissory Note issued by Lessor to Lender (the "Note"); and

         WHEREAS, the Note is to by secured by a certain Deed of Trust and Security Agreement (the "Deed of Trust") and by a certain Assignment of Leases and Rents (the "Assignment") encumbering, inter alia, the Premises; and

         WHEREAS, it is a condition precedent to obtaining the Loan that the Deed of Trust be a lien or charge upon the Premises unconditionally prior and superior to the Lease and the leasehold interest of Lessee thereunder; and

         WHEREAS, Lessee is willing to unconditionally subordinate the Lease to the Deed of Trust on the terms and conditions set forth herein; and

         WHEREAS, Lender has been requested by Lessee and by Lessor to enter into a non-disturbance agreement with Lessee;

         NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of Lessee thereunder in and to the Premises, are and shall be subject and subordinate to the Deed of Trust and to all of the terms and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

         2. Lender consents to the Lease and, in the event Lender comes into possession of or acquires title to the Premises as a result of the foreclosure or other enforcement of the Deed of Trust or the Note, or as a result of any other means, Lender agrees that, so long as Lessee is not then in default under the Lease beyond any applicable notice and cure period, Lender will recognize Lessee and all of its rights under the Lease and will not disturb Lessee in its possession of the Premises for any reason other than one which would entitle Lessor to terminate the Lease under its terms or would cause, without any further action by Lessor to terminate Lease under its terms or would cause, without any further action by Lessor, the termination of the Lease or would entitle Lessor to dispossess Lessee from the Premises.

         3. Lessee agrees with Lender that if the interests of Lessor in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it, or any other manner, or shall be conveyed thereafter by Lender or shall be conveyed pursuant to a foreclosure sale of the Premises, and if in connection therewith Lender assumes the executory obligations of Lessor under the Lease, Lessee shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option contained in the Lease, with the same force and effect as if Lender were the Lessor under the Lease, and Lessee does hereby attorn to Lender as its Lessor, said attornment to be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto immediately upon Lender succeeding to the interest of Lessor in the Premises.

         4. In the event that Lessor shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Lessee shall give written notice thereof to Lender and Lender shall have the right (but not the obligation) to cure such default. Lessee shall not take any action with respect to such default under the Lease, including any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for sixty (60) days after Lender's receipt of such written notice (the "Cure Period"), such Cure Period to continue for an additional period (i) if Lender has commenced and is diligently pursuing the remedies necessary to cure any such act or omission (including, without limitation, commencement of foreclosure proceedings, if necessary to cure any such act or omission); and (ii) for any period of time during which Lender is prevented from commencing or pursuing such foreclosure proceedings because of bankruptcy or other judicial proceedings initiated by pursuing such foreclosure proceedings because of bankruptcy or other judicial proceedings initiated by Lessor or any other party.

         5. Lessor has agreed in the Deed of Trust and in the Assignment that the rentals payable under the Lease shall be paid directly by Lessee to Lender upon the occurrence of a default by Lessor under the Deed of Trust beyond any applicable notice and cure period. Accordingly, after notice is given by Lender to Lessee that the rentals under the Lease should be paid to or on the directions of Lender, Lessee shall pay to Lender, or in accordance with the directions of Lender, all rentals and other moneys due and to become due to Lessor under the Lease. Lessee shall have no responsibility to ascertain whether such demand by Lender is permitted under the Deed of Trust or the Assignment.

         6. This Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns. As used herein the term "Lessee", shall include Lessee and its successors and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Lessor's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure; and the word "Lender" shall include the Lender herein specifically named and any of its successors, participants and assigns, including anyone who shall have succeeded to Lessor's interest in the Premises by, through or under foreclosure of the Deed of Trust.

         7. All notices and other communications pursuant to the provisions of this Agreement shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable commercial overnight carrier that provides a receipt, such as Federal Express or Airborne, and shall be deemed given when postmarked (or deposited with such carrier, as the case may be) and addressed as follows:

If to Lessee:           Burke Industries, Inc.     Attn: Dave Worthington
                        --------------------------
                        2250 So. 10th Street
                        --------------------------
                        San Jose, CA 95112
                        --------------------------

with a copy to:         Burke Industries, Inc.     Attn: Reed Wolthausen
                        --------------------------
                        13767 Freeway Dr.
                        --------------------------
                        Santa Fe Springs, CA 90670
                        --------------------------

If to Lender:
                        --------------------------

                        --------------------------

                        --------------------------


with a copy to:
                        --------------------------

                        --------------------------

                        --------------------------

or to such other address as shall from time to time have been designated by written notice by such party to the other parties as herein provided.

         8. This Agreement, together with the provisions of the Lease addressing the liability of any successor in interest to Lessor following foreclosure sale or deed in lieu thereof, shall constitute the whole and only agreement between the parties hereto with regard to the subordination of the Lease and the leasehold interest of Lessee thereunder to the lien or charge of the Deed of Trust in favor of Lender, and shall supersede and control any prior agreements as to such, and shall not be modified or amended and no provision herein shall be waived except i writing signed by the party against whom enforcement of any such modification or amendment is sought.

         9. This Agreement shall be governed by and construed in accordance with the law of the State of California.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                             LESSEE:   BURKE INDUSTRIES, INC.

                                       By:       /s/ Reed Wolthausen
                                                 -------------------
                                       Name:     Reed Wolthausen
                                                 -------------------
                                       Title:    Sr VP - CFO
                                                 -------------------

                             LENDER:
                                                 -------------------

                                       By:
                                                 -------------------

                                       Name:
                                                 -------------------

                                       Title:
                                                 -------------------


                             (ADD NOTARY ACKNOWLEDGMENTS)

                                      EXHIBIT F

                      HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Lessor (identified below) to evaluate and finalize a lease agreement with you as lessee. After a lease agreement is signed by you and the Lessor (the "Lease Agreement"), on an annual basis in accordance with the provisions of Paragraph 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Lessor subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Lessor to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Lessor:
         -------------------------------------------------

         -------------------------------------------------

         c/o Lincoln Property Company Management Services, Inc.
         P.O. Box 19693
         30 Executive Park, Suite 100
         Irvine, California 92713-9693
         Attn:
              ------------------------------
         Phone: (714) 261-2100

Name of Lessee:
                   -----------------------------------------------------------

Mailing Address:
                   -----------------------------------------------------------

Contact Person, Title and Telephone Number(s):
                                                 -----------------------------

                   -----------------------------------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

-------------------------------------------------------------------------------

Address of Premises:
                     ---------------------------------------------------------


                     ---------------------------------------------------------

Length of Initial Term:
                        ------------------------------------------------------

1.  GENERAL INFORMATION:

    Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing lessees should describe any proposed changes to on-going operations.

                   -----------------------------------------------------------

                   -----------------------------------------------------------

2.  USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

    2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing lessees should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

         Wastes                   Yes / /             No / /
         Chemical Products        Yes / /             No / /
         Other                    Yes / /             No / /

         If Yes is marked, please explain:
                                            ----------------------------------

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

    2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental
         Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing lessees should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.  STORAGE TANKS AND SUMPS

    3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing lessees should describe any such actual or proposed activities.

         Yes / /        No / /

If Yes is marked, please explain:
                                            ----------------------------------

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

4.  WASTE MANAGEMENT

    4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing lessees should describe any additional identification numbers issued since the previous certificate.

         Yes / /        No / /

    4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing lessees should describe any new reports filed.

         Yes / /        No / /

         If yes, attach a copy of the most recent report filed.

5.  WASTEWATER TREATMENT AND DISCHARGE

    5.1  Will your company discharge wastewater or other wastes to:

                   storm drain?                  sewer?
         --------                      --------
                   surface water?                no wastewater or other wastes
         --------                      --------  discharged.

         Existing lessees should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

    5.2  Will any such wastewater or waste be treated before discharge?

         Yes / /        No / /

         If yes, describe the type of treatment proposed to be conducted. Existing lessees should describe the actual treatment conducted.

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

6.  AIR DISCHARGES

    6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing lessees should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

         Yes / /        No / /

         If yes, please describe:

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

    6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing lessees should specify any such equipment being operated in, on or about the Premises.

                   Spray booth(s)                Incinerator(s)
         --------                      --------
                   Dip tank(s)                   Other (Please describe)
         --------                      --------

                    Drying oven(s)               No Equipment Requiring Air
         --------                      --------  Permits

         If yes, please describe:

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

7.  HAZARDOUS MATERIALS DISCLOSURES

    7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing lessees should indicate whether or not a Management Plan is required and has been prepared.

         Yes / /        No / /

         If yes, attach a copy of the Management Plan. Existing lessees should attach a copy of any required updates to the Management Plan.

    7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing lessees should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

         Yes / /        No / /

         If yes, please explain:

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

8.  ENFORCEMENT ACTIONS AND COMPLAINTS

    8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing lessees should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

         Yes / /        No / /

         If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing lessees should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Lessor pursuant to the provisions of Paragraph 29 of the signed Lease Agreement.

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

    8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

         Yes / /        No / /

         If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Lessor. Existing lessees should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Lessor pursuant to the provisions of Paragraph 29 of the signed Lease Agreement.

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

    8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing lessees should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

         Yes / /        No / /

         If yes, please describe. Existing lessees should describe any such problems or complaints not already disclosed to Lessor under the provisions of the signed Lease Agreement.

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

9.  PERMITS AND LICENSES

    9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing lessees should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Lessor in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Paragraph 29 of the Lease Agreement. The undersigned further acknowledges and agrees that the Lessor and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I (print name)____________________________, acting with full authority to bind the (proposed) Lessee and on behalf of the (proposed) Lessee, certify, represent and warrant that the information contained in this certificate is true and correct.

LESSEE:

By:      /s/ Reed Wolthausen
         -----------------------

Its:     Sr. VP - CFO
         -----------------------

Date:    11/21/95
         -----------------------

                                      ADDENDUM I
                              OPTION TO EXTEND THE LEASE

Reference is made to that certain Lease Agreement dated for reference purposes as of October 20, 1995 (the "Lease") by and between Lincoln Property Company No. 2106 Limited Partnership, a California limited partnership ("Lessor"), and Burke Industries, Inc., a California corporation ("Lessee"), of approximately 80,722 rentable square feet of space located at 13767 Freeway Drive, Santa Fe Springs, California (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. GRANT OF OPTION: EXERCISE. If Lessee is not in default in the performance of any of its obligations under this Lease beyond all applicable notice and cure periods at the time of delivery to Lessor of the Option Notice and contingent upon review and approval of Lessee's then current financial condition by Lessor, Lessee shall have the right as its option to extend the term of the Lease for five (5) years (the "Extended Term"). Notwithstanding the foregoing, so long as Lessee's financial condition at the time of delivery of the Option Notice is substantially the same as Lessee's financial condition as of the Lease Date, then such financial condition of Lessee at the time of delivery of the Option Notice shall be acceptable to Lessor. The Lease of the Premises during the Extended Term shall be upon the same terms, covenants and conditions as are set forth in this Lease, other than the monthly Base Rent, the amount of the Security Deposit, this extension option and the term of the Lease. If Lessor does not receive from Lessee written notice of Lessee's exercise of this option by 5:00 p.m. Pacific Time on a date which is not more than nine (9) months nor less than six (6) months prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this option shall automatically lapse and terminate and shall be of no further force and effect. Time is of the essence herein.

2. INITIAL BASE RENT DURING EXTENDED TERM. In the event Lessee duly exercises its rights under this option, the monthly Base Rent commencing on the first day of the Extended Term shall be an amount which is the greater of (i) the then current market rent for similar space (the "Fair Rental Value") agreed upon solely by and between Lessor and Lessee and their agents appointed for this purpose, or (ii) the monthly Base Rent in effect on the last day of the initial term of the Lease less $2,202.00. Neither Lessor nor Lessee shall have the right to have a court establish the Fair Rental Value. If Lessor and Lessee are unable to agree on the Fair Rental Value for the Extended Term within ten (10) business days after receipt by Lessor of the Option Notice, Lessor and Lessee being obligated only to act in good faith, then Lessor and Lessee shall follow the procedures set forth in Section 3, below.

3.  DETERMINATION OF FAIR RENTAL VALUE.  The "Fair Rental Value" of the
Premises shall be defined to mean the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located in the same market area as the Premises. If the parties are unable to agree on the Fair Rental Value for the Extended Term within ten (10) business days after receipt by Lessor of the Option Notice, Lessor and Lessee each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested real estate appraiser with at least five (5) years' full-time commercial appraisal experience in the geographical area of the Premises to appraise and set the Fair Rental Value for the Extended Term. If either Lessor or Lessee does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Rental Value for the Extended Term. If two (2) appraisers are appointed by Lessor and Lessee as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) appraisers are unable to agree within ten (10) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers are given to set the Fair Rental Value. If they are unable to agree on the third appraiser, either Lessor or Lessee by giving ten
(10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third appraiser who meets the qualifications stated in this paragraph. Lessor and Lessee each shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either Lessor or Lessee. Within fifteen (15) days after the selection of the third appraiser, the third appraiser shall select one of the two Fair Rental Values submitted by the first two appraisers as the Fair Rental Value for the Extended Term. If either of the first two appraisers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the Extended Term.

4. Notwithstanding any provision to the contrary contained herein, in no event shall the minimum monthly Base Rent for the Extended Term as determined pursuant to this Addendum I, be less than the highest monthly Base Rent charged during the initial term of the Lease less $2,202.00. Upon determination of the monthly Base Rent for the Extended Term, pursuant to the terms outlined above, Lessor and Lessee shall promptly execute an amendment to the Lease stating the minimum monthly Base Rent for the Extended Term, the amount of the Security Deposit for the Extended Term, and confirming the expiration date of the Extended Term. Lessee shall have no other right to extend the term of the Lease under this Addendum I unless Lessor and Lessee otherwise agree in writing.

5. If Lessee duly and timely exercises this option in accordance with the terms contained herein, the following shall apply: (a) Lessee shall accept the Premises in its then "As-Is" condition and accordingly, Lessor shall not be required to perform any additional improvements to the Premises; (b) Lessee hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker engaged by Lessee, in connection with the option described herein, and Lessee hereby further agrees that Lessor shall in no event or circumstance be responsible for the payment of any such commissions and fees other than any broker specifically engaged by Lessor; and (c) Lessee shall deliver to Lessor, concurrently with the delivery of the Option Notice, a non-refundable deposit in the amount of the monthly Base Rent in effect as of the last month of the initial term of the Lease (the "Option Deposit"). If, after the delivery to Lessor of the Option Notice, Lessee fails to actually lease the Premises during the Extended Term, then Lessor shall retain the Option Deposit. If, after the delivery to Lessor of the Option Notice, Lessee does actually lease the Premises during the Extended Term, then Lessor shall apply the Option Deposit against any increase in the amount of the Security Deposit required during the Extended Term and the balance of the Option Deposit shall be applied against the monthly Base Rent payable by Tenant during the first month of the Extended Term.

6. This option is personal to Lessee or any Affiliate and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Lessor's option, all rights of Lessee under this option shall terminate and be of no force and effect if any of the following individual events occur or any combination thereof occur: (1) Lessee is in default of any provision of the Lease beyond any notice and cure period at the time of delivery to Lessor of the Option Notice; and/or (2) Lessee has assigned its rights and obligations in whole or in part under the Lease to a party other than an Affiliate of Lessee; and/or (3) Lessees or Lessee's Affiliate's (as the case may be) financial condition is unacceptable to Lessor at the time the Option Notice is delivered to Lessor. Notwithstanding the foregoing so long as Lessee's financial condition at the time of delivery of the Option Notice is substantially the same as Lessee's financial condition as of the Lease Date, then such financial condition of Lessee at the time of delivery of the Option Notice shall be acceptable to Lessor; and/or (4) Lessee has failed to exercise this option in a timely manner in strict accordance with the provisions of this Addendum I; and/or (5) if the Lease has been terminated earlier, pursuant to the terms of the Lease.

                                     ADDENDUM II
                           CPI CALCULATION AND ADJUSTMENTS

This Addendum II to Lease Agreement (the "Addendum") is made by and between Lincoln Property Company No. 2106 Limited Partnership, a California Limited Partnership ("Lessor"), and Burke Industries, Inc. ("Lessee"), with reference to that certain Lease Agreement (the "Lease"), dated for reference purposes as of October 20, 1995, by and between Lessor and Lessee for the leasing of certain premises (the "Premises") located at 13767 Freeway Drive, Santa Fe Springs, California.

The terms and provisions of his Addendum shall be added to and incorporated in the above-referenced Lease. Any capitalized terms used herein, and not otherwise defined herein, shall have the meaning ascribed to such terms as set forth in the Lease. In the event of any inconsistencies between the terms and provisions of this Addendum II and the Lease, the terms and provisions of this Addendum shall control.

    The monthly Base Rent payable by Lessee to Lessor, as set forth in Section
3 of this Lease, shall be adjusted on March 1, 1997, September 1, 1998 and March 1, 2000 (individually, an "Adjustment Date", and collectively, the "Adjustment Dates") in accordance with the percentage increase, if any, in the "Consumer Price Index for All Urban Wage Consumers for Los Angeles-Anaheim-Riverside, California" (Base: 1982-1984=100), as published by the United States Department of Labor, Bureau of Labor Statistics ("Index").

The monthly Base Rent payable on each Adjustment Date shall be the product of the monthly Base Rent in effect on the last day preceding each Adjustment Date and ninety-two and one half percent (92.5%) of the fraction described below. The denominator of such fraction shall be the Index in effect three (3) months prior to the first day of the initial term of the Lease or the last Adjustment Date, as the case may be ("Base Index"). The numerator of such fraction shall be the Index in effect three (3) months prior to the last day preceding each Adjustment Date ("Adjustment Index"). The monthly Base Rent shall be increased and paid thereafter in accordance with ninety-two and one half percent (92.5%) of the percentage increase, if any, between such Indices.

In no event, however, shall the monthly Base Rent calculated as aforesaid be less than 103.7% or more than 106.5% of the monthly Base Rent in effect for the immediately preceding eighteen (18) month period of the term of the Lease.

Should said Bureau discontinue the publication of the above Index, or if the compilation of the Index is materially altered or published less frequently, or if the Bureau should vary the method of calculation of same or alter the same in some other manner, then Lessor shall adopt, at its sole discretion, a substitute index which is most nearly the same or substitute procedure which reasonably reflects and monitors consumer prices, and such substitute shall be used to make such calculation. If the Index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice Hall, Inc. or by any other nationally recognized publisher of similar statistical information. In the event the compilation and/or publication of the Index shall be discontinued or materially altered, then the index most nearly the same as the Index shall be used to make such calculation. In the event Lessor and Lessee cannot agree on such alternative Index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of the said Association and a decision of the arbitrators as to the applicable Index shall be binding upon the parties. The cost of said arbitrator shall be paid equally by the Lessor and Lessee.

    Example:

         HYPOTHETICAL FACTS:

         Lease Commencement Date
           or Last Adjustment Date:              9/1/95
         Adjustment Date:                        3/1/97
         Monthly Base Rent in effect:            2/28/97 - $28,033.00
         Base Index:                             June, 1995 - 410.0
         Adjustment Index:                       December, 1996 - 430.0

         ADJUSTED BASE RENT CALCULATION:
         Ratio of Indices:                       430.0 = 1.0488 or 4.88% x 92.5% = 4.5%
                                                 -----
                                                 410.0
         Adjusted monthly Base Rent:             ($28,033 x 4.5%) + $28,033 = $29,294.49

                            TENANT'S ESTOPPEL CERTIFICATE

PREMISES:               13767 FREEWAY DRIVE, SANTA FE SPRINGS, CA 90670

LANDLORD:               LINCOLN-WHITEHALL REALTY, L.L.C

LEASE DATED:            OCTOBER 20, 1995 ("LEASE")

DATE:                   NOVEMBER 6, 1996

    The undersigned, Tenant, in recognition that LINCOLN-WHITEHALL REALTY, L.L.C. or its successor and assign ("Landlord") is considering obtaining financing from General Electric Capital Corporation ("GECC") and that GECC is considering providing said financing, hereby certifies to Landlord and GECC that:

    1.   Tenant has accepted possession of the Premises pursuant to the Lease.
A true and accurate copy of the Lease is attached hereto. The Lease term commenced on SEPTEMBER 1, 1995. The termination date of the Lease term, excluding renewals and extensions, is JANUARY 31, 2001. Tenant has not assigned its rights under the Lease or sublet any portion of the leased premises. The Lease is dated OCTOBER 20, 1995 and has not been amended except as follows: ONE 5-YEAR OPTION TO EXTEND AT FAIR MARKET VALUE WITH 6 MONTHS PRIOR WRITTEN NOTICE.

    2. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties under the Lease, WITH THE EXCEPTION OF FINAL COMPLETION OF FRONT LOBBY RE-ROOFING LOCALIZED ROOF REPAIRS IN OFFICE AREA AND OTHER ROOF MAINTENANCE REQUIRED UNDER THE TERMS OF THE LEASE.

    3. Except as disclosed in Paragraph l above, the Lease has not been assigned, modified, supplemented or amended in any way. The Lease constitutes the entire agreement between the parties and there are no other agreements or understandings between Landlord and Tenant concerning the Premises. The undersigned does not have any option or preferential right to purchase all or any part of the Premises or the building of which the Premises are a part or any right, title or interest with respect to the Premises or such Building other than as Lessee under the Lease.

    4. The Lease is valid and in full force and effect, and to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or against the payment of rent or other charges under the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease. Tenant is current in the payment of any taxes, utilities, common area maintenance or other charges to be paid by Tenant.

    5. There are no actions, whether voluntary or involuntary, pending against Tenant under any insolvency, bankruptcy or other debtor relief laws of the United States of America or California.

    6. The minimum monthly rent presently payable under the Lease is $28,033.00 Landlord is holding a security deposit of $28,033.00. Landlord holds no other funds for Tenant's account. No rent or other sum payable under the Lease has been paid more than one month in advance.

    7. Tenant acknowledges that the Lease will be assigned to GECC as the lender, and Tenant has received no notice of a prior assignment, hypothecation or pledge of the Lease or the rents; under the provisions of the assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereunder, without the prior written consent of GECC; that without such consent, no rent may be collected or accepted more than one month in advance; and that the interest of the Landlord in the Lease shall be assigned to GECC solely as security for the purposes specified in the assignment and GECC shall assume no duty, liability or obligations whatever under the Lease or any extension or renewal thereof.

    8. Tenant acknowledges and agrees that if GECC shall succeed to the interest of Landlord under the Lease, GECC shall assume and perform (only while owner of and in possession or control of the building of which the Premises are a part) all of the Landlord's obligations under the Lease, but shall not be liable for any act or omission of any prior landlord (including the present Landlord), liable for the return of any security deposit, subject to any offset or defense which Tenant may have against any such prior landlord, bound by any rent or additional rent Tenant may have paid for more than the current month to any such prior landlord or bound by any assignment, surrender, termination, cancellation, waiver, release, amendment or modification of the Lease made without its express written consent.

    9. Tenant shall give GECC prompt written notice of any default of Landlord under the Lease, if such default entitles Tenant, under law or otherwise, to terminate the Lease, reduce rent or credit or offset any amounts against future rents and shall give GECC reasonable time (but in no event less than 90 days after receipt of such notice) to cure or commence curing such default prior to exercising (and as a condition precedent to its right to exercise) any right Tenant may have to terminate the Lease, reduce rent or credit or offset any amounts against the rent. Tenant shall give written notice to any successor in interest of GECC, any transferee who acquires the property by deed in lieu of foreclosure, or any successor or assign thereof (collectively, the "Mortgagee").

    10. Tenant shall not look to the Mortgagee, as mortgagee in possession, or successor in title to the Premises, in connection with the return of or accountability with respect to any security deposit required by Landlord, unless said sum has actually been received by Mortgagee as security for Tenant's performance under the Lease.

    11. TENANT SHALL COMPLY WITH ALL LEASE PROVISIONS REGARDING HAZARDOUS MATERIALS.

    12. All notices and other communications from Tenant to Landlord or GECC shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to:

Landlord at:       Lincoln Property Company Management Services, Inc.
                   101 Lincoln Centre Drive, 4th Floor
                   Foster City, California 94404
                   Attention: Asset Manager

GECC at:           General Electric Capital Corporation
                   c/o GE Capital Realty Group, Inc.
                   16479 Dallas Parkway, Suite 400
                   Dallas, Texas 75248-2661
                   Attention: Asset Manager

Or at such other address as Landlord or GECC or their respective successors, assigns or transferees shall furnish to Tenant in writing.

    13. As used in this paragraph, (i) "Deeds of Trust" means any one or more deeds of trust encumbering the Premises in favor of GECC or any affiliate thereof, and (ii) "Transferee" means GECC, or any other person or entity, who acquires title to the Premises pursuant to foreclosure of, or deed in lieu of foreclosure of, any Deed of Trust, and their respective successors and assigns. Tenant shall attorn to any Transferee and pay all rent and perform all obligations under the Lease to such Transferee. Such attornment shall be effective and self-operative without notice and without the execution of any further documents, provided that Tenant shall, upon the written request of such Transferee, promptly confirm such attornment in writing and, if requested by such Transferee, shall enter into a new lease with such Transferee for the balance of the term remaining under the Lease on the same terms and conditions as are contained in the Lease.

         Provided that this Certificate is signed by Tenant and returned to GECC, GECC agrees (for itself and any other Transferee) that so long as there shall not then exist any breach or default on the part of Tenant under the Lease, or any event or condition which, with the giving of notice and/or the passage of time, could become such a breach or default, and subject to compliance by Tenant with the terms hereof, (a) Tenant's right to possession of the Premises and leasehold interest under the Lease shall not be disturbed and shall continue in effect, and (b) the Transferee shall recognize and accept Tenant as tenant under the terms of the Lease, in each case subject to the terms, requirements and provisions of the Lease and those set forth herein.

                                       TENANT

                                       BURKE INDUSTRIES, INC.
                                       -----------------------

                                       By: /s/ Rocky Genovese
                                           -------------------

                                       Date: Nov 13, 1996
                                            ------------------